UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                FEBRUARY 15, 2006
                Date of Report (Date of earliest event reported)

                     THE PNC FINANCIAL SERVICES GROUP, INC.
             (Exact name of registrant as specified in its charter)

                        COMMISSION FILE NUMBER 001-09718

     PENNSYLVANIA                                      25-1435979
     (State or other jurisdiction of                   (I.R.S. Employer
     incorporation or organization)                    Identification No.)

                                  ONE PNC PLAZA
                                249 FIFTH AVENUE
                       PITTSBURGH, PENNSYLVANIA 15222-2707
          (Address of principal executive offices, including zip code)

                                 (412) 762-2000
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

        On February 15, 2006, The PNC Financial Services Group, Inc. (the "Corporation") entered into (i) a First Amendment (the "Share Surrender Agreement Amendment"), among the Corporation, PNC Bancorp, Inc. (as successor in interest to PNC Asset Management, Inc.), and BlackRock, Inc. ("BlackRock"), to the Share Surrender Agreement, dated as of October 10, 2002, by and among the Corporation, BlackRock and PNC Asset Management, Inc., and (ii) an Implementation and Stockholder Agreement (the "Stockholder Agreement") among the Corporation, BlackRock and New Boise, Inc ("New BlackRock"). Each of the Share Surrender Agreement Amendment and the Stockholder Agreement was entered into in connection with the entry, also on February 15, 2006, by BlackRock, New BlackRock and Boise Merger Sub, Inc. into a Transaction Agreement and Plan of Merger (the "Transaction Agreement") with Merrill Lynch & Co., Inc. ("Merrill Lynch").

        The Transaction Agreement provides for BlackRock's acquisition of Merrill Lynch's investment management business and the issuance to Merrill Lynch of 65 million shares of capital stock of New BlackRock, subject to adjustment, which shall be divided between shares of New BlackRock common stock and shares of series A non-voting participating preferred stock such that, after the consummation of the transactions contemplated under the Transaction Agreement (the "BlackRock Transaction"), Merrill Lynch will hold no more than 45% of the voting power of New BlackRock and no more than 49.8% of the total issued and outstanding capital stock of New BlackRock.

        The Share Surrender Agreement Amendment, among other things, reaffirms the Corporation's obligation under the original Share Surrender Agreement to make available a number of its BlackRock shares (and, following the completion of the BlackRock Transaction, New BlackRock shares) in order to fund certain awards to BlackRock employees under BlackRock's 2002 Long-Term Retention and Incentive Plan, and amends certain of the terms of the original Share Surrender Agreement pursuant to which shares will be made available in connection with future long-term incentive programs.

        The Stockholder Agreement sets forth governance and voting rights and obligations, and certain transfer restrictions, of the Corporation with respect to its beneficially owned New BlackRock common stock following the completion of the BlackRock Transaction. Also, the Corporation agreed in the Stockholder Agreement to certain changes to the BlackRock board of directors necessary to consummate the BlackRock Transaction, as well as limits on the Corporation's ability to acquire additional shares of New BlackRock common stock and to take certain other related actions following the completion of the BlackRock Transaction. Also under the terms of the Stockholder Agreement, the Corporation has agreed to terminate, effective immediately prior to the closing of the BlackRock Transaction, each of its existing Amended and Restated Stockholders Agreement, as amended, dated September 30, 1999, among BlackRock, PNC Asset Management, Inc. and the other parties thereto, and the Initial Public Offering Agreement, as amended, dated September 30, 1999, among BlackRock, the Corporation (formerly known as PNC Bank Corp.) and PNC Asset Management, Inc.

         The foregoing descriptions of the Transaction Agreement, the Share Surrender Agreement Amendment and the Stockholder Agreement are qualified in their entirety by reference to the Transaction Agreement, the Share Surrender Agreement Amendment, and the Stockholder Agreement, copies of which are filed herewith as Exhibits 99.1, 99.2 and 99.3, respectively, and are incorporated herein by reference.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

        (d)  Exhibits

        99.1 Transaction Agreement and Plan of Merger, dated as of February 15, 2006, by and among Merrill Lynch & Co., Inc., BlackRock, Inc., New Boise, Inc. and Boise Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of BlackRock, Inc., filed February 22,
                   2006)
        99.2 First Amendment, dated as of February 15, 2006, to the Share Surrender Agreement among The PNC Financial Services Group, Inc., PNC Bancorp, Inc., and BlackRock, Inc. (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K of BlackRock, Inc., filed February 22, 2006)
        99.3 Implementation and Stockholder Agreement, dated as of February 15, 2006, among The PNC Financial Services Group, Inc., BlackRock, Inc. and New Boise, Inc. (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of BlackRock, Inc., filed February 22, 2006)

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         THE PNC FINANCIAL SERVICES GROUP, INC.
                                         (REGISTRANT)



                                         By:           /s/  Samuel R. Patterson
                                                       -------------------------
                                                       Samuel R. Patterson
Date:  February 22, 2006                               CONTROLLER

                                  EXHIBIT INDEX

Exhibit Number          Description of Exhibits
99.1                    Transaction Agreement and Plan of Merger, dated as of
                        February 15, 2006, by and among Merrill Lynch & Co.,
                        Inc., BlackRock, Inc., New Boise, Inc. and Boise Merger
                        Sub, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of BlackRock, Inc., filed
                        February 22, 2006)
99.2                    First Amendment, dated as of February 15, 2006, to the
                        Share Surrender Agreement among The PNC Financial
                        Services Group, Inc., PNC Bancorp, Inc., and BlackRock,
                        Inc. (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K of BlackRock, Inc., filed
                        February 22, 2006)
99.3                    Implementation and Stockholder Agreement, dated as of
                        February 15, 2006, among The PNC Financial Services
                        Group, Inc., BlackRock, Inc. and New Boise, Inc.
                        (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of BlackRock, Inc., filed
                        February 22, 2006)